SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — June 18, 2008

JOHNSON & JOHNSON
(Exact Name of Registrant as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation)	I-3215 (Commission File Number)	22-1024240 (IRS Employer Identification No.)

One Johnson & Johnson Plaza		08933
New Brunswick, New Jersey		(Zip Code)
(Address of Principal Executive Offices)
(732) 524-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On June 18, 2008, Johnson & Johnson, a New Jersey corporation (the “Company”) commenced and later that day priced an underwritten public offering of $900,000,000 aggregate principal amount of 5.15% Notes due 2018 and $700,000,000 aggregate principal amount of 5.85% Notes due 2038 (collectively, the “Notes”) under the Company’s Registration Statement on Form S-3, Reg. No. 333-149632. The issuance and sale of the Notes are expected to close on June 23, 2008. A legal opinion regarding certain matters of New Jersey and New York law is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

5.1	Opinion of James J. Bergin, Assistant General Counsel of the Company.

23.1	Consent of James J. Bergin, Assistant General Counsel of the Company (included in Exhibit 5.1 of this current report).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Johnson & Johnson has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON & JOHNSON
	By:	/s/ Steven M. Rosenberg
Steven M. Rosenberg
Secretary

Date: June 23, 2008

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of James J. Bergin, Assistant General Counsel of the Company.

23.1	Consent of James J. Bergin, Assistant General Counsel of the Company (included in Exhibit 5.1 of this current report).

4